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                                                                   Exhibit 99.02



                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                      FAIRFIELD MANUFACTURING COMPANY, INC.

                    9 5/8% SENIOR SUBORDINATED NOTES DUE 2008

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Fairfield Manufacturing Company, Inc. (the "Issuer" or the "Company") made pursuant to the Prospectus, dated ______ __, 1999 (the "Prospectus"), if certificates (as applicable) for outstanding 9 5/8% Senior Subordinated Notes Due 2008 (the "Old Notes") of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach First Union National Bank, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) relating to the tender for exchange of Old Notes (the "Letter of Transmittal") must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus or the Letter of Transmittal.


             Delivery To: First Union National Bank, Exchange Agent


By Mail, Hand Delivery or                           For Information Call:
 Overnight Carrier:                                    (704) 590-7413

   First Union National Bank                    Facsimile Transmission Number:
1525 West W.T. Harris Boulevard                        (704) 590-7628
     Corporate Actions
Charlotte, North Carolina 28288
    Attention: Marsha Rice




      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY



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Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.


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 Certificate Number(s)           Aggregate Principal      Aggregate Principal
(if known) of Existing           Amount Represented         Amount Tendered
   Notes or Account                                       (if less than all)*
  Number at the Book-
Entry Transfer Facility
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*     Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes.


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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE



X    --------------------------------                            ---------------
      Signature(s) of Owner(s)                                   Date
      or Authorized Signatory

      Area Code and Telephone Number:_____________________

      Must be signed by the Holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.



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                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):             _______________________________________________________

Capacity:            _______________________________________________________

Address(es):         _______________________________________________________


                                    GUARANTEE
                    (Not to be used for signature guarantee)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.



-------------------------------------       -----------------------------------
        Name of Firm                              Authorized Signature



-------------------------------------       -----------------------------------
        Address                                          Title


                                            Name:
-------------------------------------            ------------------------------
        Zip Code                                    (Please Type or Print)


Area Code and Tel. No.                      Dated:
                       --------------             -----------------------------



NOTE:      DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.
           CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.



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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

           1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

           2. Signatures of this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

           If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

           If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

           3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.





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